As filed with the Securities and Exchange Commission January 28, 2009

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 246

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 247

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

800-754-8757

Robert J. Zutz, Esq.

K & L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Copies to:

Lina Bhatnagar

Atlantic Fund Administration, LLC

Three Canal Plaza,

Suite 600

Portland, Maine 04101

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to Rule 485, paragraph (b)(1)

☐	on [ ] pursuant to Rule 485, paragraph (b)(1)

☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)

☐	on [ ] pursuant to Rule 485, paragraph (a)(1)

☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)

☐	on [ ] pursuant to Rule 485, paragraph (a)(2)

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:

Grisanti Brown Value Fund

Prospectus

January 28, 2009

Investor Class

I Shares Class

The Securities and Exchange Commission has not approved

or disapproved the Fund’s shares or determined whether this

Prospectus is truthful or complete. Any representation to

the contrary is a criminal offense.

Risk/Return Summary

Investment Objective

The primary objective of the Grisanti Brown Value Fund (the “Fund”) is to seek to achieve capital appreciation, primarily through the purchase of U.S. equity securities, with an emphasis on absolute (positive) returns without regard to a specific benchmark.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of domestic companies with large market capitalizations (e.g., market capitalizations of $5 billion and over). The Fund may also invest, to a lesser extent, in equity securities of domestic companies with mid-sized and small market capitalizations. Grisanti Brown & Partners LLC (the “Adviser”) defines mid-sized and small capitalization companies as $1 - $5 billion and less than $1 billion, respectively. The Adviser intends to weight the Fund’s portfolio investments disproportionately in one or more particular sectors, industries (subject to a limit of 25% of the Fund’s assets) or securities.

A central premise of the Fund is to construct an actively managed value-based portfolio of companies. The Fund is non-diversified and, as a result, may invest a greater percentage of its assets in a particular issuer. The Fund is also not subject to formal sector limitations and may make significant investments in one or more sectors. The Adviser emphasizes specific stock selection rather than asset allocation, as central to its management philosophy.

Summary of Risks

Investments in the Fund are subject to the following principal risks, each of which is explained in more detail below and on pages 7 and 8 of this Prospectus.

•	You could lose money investing in the Fund.

•	There is a risk that the stock market as a whole, or a particular holding of the Fund, will decline in value.

•

Although the Fund seeks to invest in stocks that are undervalued or exhibit growth potential relative to the market, the market may change or the assessment underlying the Fund’s investment may be wrong.

•	The Fund could experience volatility in value as a result of the Fund concentrating its investments in particular sectors or industries.

•

The Fund is non-diversified and may invest a larger percentage of its assets in the securities of one (or more) issuers. A decline in the value of such issuer(s) would have a greater impact on the value of Fund shares than if the Fund were more diversified.

•	Small-cap companies, in which the Fund may invest, may have narrower and less liquid markets; they may also have relatively fewer financial resources than other companies.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

•	Are willing to tolerate significant changes in the value of your investment.

•	Are pursuing a longer-term goal, and

•	Are willing to accept higher or short-term risk.

The Fund may not be appropriate for you if you:

•	Want an investment that pursues market trends or focuses only on a particular sector or industry.

•	Need regular income or stability of principal, or

•	Are pursuing a shorter-term goal or investing emergency reserves.

Concepts to Understand

Common Stock means an equity or ownership interest in a company which usually possesses voting rights and may earn dividends.

Equity Securities means common stock, preferred stock and convertible securities that represent an ownership interest in a company, warrants and American Depository Receipts.

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Performance Information

The following chart and table illustrate the variability of the Fund’s returns as of December 31, 2008. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s I Shares Class performance from year to year and by showing how the Fund’s average annual total returns for the periods compare to a broad measure of market performance. The I Shares Class of the Fund commenced operations on October 21, 2005.

Performance information represents only past performance before and after taxes and does not necessarily indicate future results.

The following chart shows the annual return of the Fund’s I Shares Class for each full calendar year that the Fund has operated.

Years Ended December 31, 2008, 2007 and 2006

During the period shown in the chart, the highest quarterly return was 9.41% (for the quarter ended December 31, 2006) and the lowest quarterly return was -20.79% for the quarter ended December 31, 2008.

The following table compares the Fund’s I Shares Class’ average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2008 to the S&P 500 Index®. The table also compares the average annual total return before taxes of the Fund’s Investor Class to the S&P 500 Index®.

Average Annual Total Returns

	1 Year	Since Inception(1)
I Shares – Return Before Taxes	-45.43%	-12.47%
I Shares – Return After Taxes on Distributions	-45.52%	-12.68%
I Shares – Return After Taxes on Distributions and Sale of Fund Shares	-29.53%	-10.25%
Investor Class – Return Before Taxes	-45.53%	-12.58%
S&P 500 Index®	-37.00%	-6.10%

(1)

I Shares Class commenced operations on October 21, 2005. Investor Class commenced operations on December 31, 2007. Performance for the since inception period for Investor Class is a blended average return which includes the return of I Shares Class prior to the commencement of operations of the Investor Class. The inception date used for the S&P 500 is October 21, 2005.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the I Shares Class only. After-tax returns for the Investor Class shares will vary.

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The return after taxes may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index® is the Fund’s benchmark index and is a market index of common stocks. The S&P 500 Index® is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s® performance does not reflect the effect of expenses.

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Fee Table

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund’s assets and are factored into the Fund’s share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)	Investor Class		I Shares Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None		None
Redemption Fee (as a percentage of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%		0.85%
Distribution (12b-1) and/or Service Fees(1)	0.25%		None
Other Expenses(2)	159.04%		0.64%
Total Annual Fund Operating Expenses	160.14%		1.49%
Fee Reduction and Expense Reimbursement	158.89%		None
Net Annual Fund Operating Expenses	1.25%	(4)	1.49%	(3)

(1)

Each of the Fund’s share classes has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing to shareholders. However, the Fund’s I Shares Class has temporarily suspended the making of any payments under the Rule 12b-1 Plan. The Fund’s I Shares Class may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval. For the period ended September 30, 2008, the Fund did not accrue or pay any 12b-1 related expenses for I Shares Class.

(2)	Based upon the actual amounts for the I Shares Class and the Investor Class’ fiscal year ended September 30, 2008.
(3)

The Fund’s Adviser has agreed to voluntarily waive its fees and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) exceed 0.99% of the Fund’s I Shares Class’ average daily net assets. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time.

(4)

The Fund’s Adviser has contractually agreed to reduce a portion of its fee and reimburse Fund expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, and extraordinary expenses) of the Fund’s Investor Class’ to 1.25% through at least January 31, 2019 (“Expense Cap”). The Expense Cap may be changed or eliminated at any time with the consent of the Board of Trustees.

Example:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
I Shares Class	$152	$471	$813	$1,779
Investor Class	$127	$897	$686	$1,511

Your cost would be the same if you did not redeem your shares during the time periods indicated above.

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Principal Strategies and Risks

The Adviser’s Process

Purchasing Portfolio Securities   The Adviser’s core philosophy is that the market is generally efficient and there are limited investment opportunities that offer superior upside potential relative to risk. The Adviser attempts to seek out this attractive but infrequent combination by striving to create a portfolio of equity securities of companies that sell at a discount to either: (i) their net asset value, or (ii) their value based upon the companies’ potential cash flow production over a predetermined multi-year period. In the Adviser’s view, this is most effectively accomplished in three steps: (1) identifying potential investments; (2) analyzing the valuations of identified securities and the capabilities and trustworthiness of issuer management; and (3) defending and executing its purchase decisions.

Step One: Identifying Potential Investments.  The Adviser relies primarily on a combination of quantitative methods and fundamental analysis to select the securities in which the Fund will invest. The Adviser typically seeks securities for investment that are available at a substantial discount to either their net asset values or to their projected values, based on the Adviser’s proprietary analysis of those securities’ cash-flow potential during a pre-determined multi-year period. In determining whether a security is undervalued, the Adviser typically employs two distinct valuation methodologies. First, the Adviser seeks out issuers offering their securities at a low price relative to net asset value. Second, the Adviser also may evaluate issuers based on detailed estimates of such issuers’ discounted cash flows or earnings potential. In this case, the Adviser evaluates companies and industries that appear to be, in the judgment of the Adviser, temporarily out of favor with the stock market. The Adviser attempts to purchase shares of those companies that, in the Adviser’s judgment, are undervalued and also offer the potential for future growth.

Step Two: Analyzing Potential Investments.  The Adviser’s value model uses a multi-dimensional approach in its fundamental analysis, with emphasis on disciplined proprietary research and continued application of rigorous quantitative and qualitative selection screens. In addition to conducting analyses based upon, among other factors, extensive evaluation of an issuer’s balance sheet, position relative to the business cycle and the business environment in which the issuer operates, commonly the Adviser will meet with a potential issuer’s management in order to evaluate its capabilities and plans for execution.

Step Three: Defending and Executing Purchase Decisions.  In addition to filtering purchase decisions through the screens described above, the Adviser typically seeks out the opinions of independent research analysts, in particular those with whom a potential investment has fallen out of favor, for the purpose of testing the strength of the Adviser’s proprietary analyses and assumptions in light of the Fund’s particular investment objective and time horizon.

For an investment to be included in the Fund’s portfolio, each of the investment professionals serving on the portfolio management team (the “Investment Team”) must agree to the inclusion of the investment. The Adviser typically holds each investment for longer than one year, provided that the investment continues to satisfy the Fund’s investment criteria.

Selling Portfolio Securities  The Adviser’s process for selling portfolio securities is based on a method that indicates a company has achieved the valuation target identified as appropriate, based on a variety of possible quantitative measures, to that particular issuer’s securities. The valuation target identified for a given portfolio security may change if new data becomes available justifying a higher or lower target using the same valuation methodology applied in making the initial purchase decision for that security.

In addition, the Adviser monitors investment selections and will typically reevaluate investments that reflect, in its view, a shift in the issuer’s fundamental outlook. Although the Adviser does not employ a strategy that requires selling an investment for the sole reason that the investment’s value has fallen below a minimum threshold relative to such investment’s purchase price, a decline in value of 10% or more will trigger the Investment Team to initiate a review process comprised of Steps Two and Three in the Adviser’s process for purchasing securities, which steps are described more fully above. In determining which of these stocks to sell, the Adviser may consider such factors as information derived from discussions with the issuer’s management and the security movements of competitors, as well as other relevant factors.

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Depending upon the conditions prompting reevaluation of the Fund’s position in a particular portfolio security, the Adviser’s reevaluation process may result in a determination by the Investment Team to hold or add to the Fund’s position or, conversely, to sell the Fund’s position in the portfolio security in question.

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, bankers’ acceptances and time deposits). Such a position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective to the extent it is invested in cash or cash equivalents.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

General Market Risk.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities due to stock market fluctuations. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete and balanced investment program.

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occur:

•	The market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund;

•	Value stocks fall out of favor with the market, or react differently to market, political and economic developments than other types of stocks and the market as a whole;

•	The market experiences declines in general, or a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities held;

•	The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; and

•	The Adviser’s strategy may fail to produce the intended results.

Company Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Concentration Risk.  The Fund could experience significant volatility greater than stock funds investing in a broader range of sectors, industries or securities. In addition, concentration of a significant portion of the Fund’s assets in a single sector, industry or security exposes the Fund to greater market risk and potential losses than if those assets were more broadly diversified, as any negative development, such as an adverse economic, political or regulatory event, in an industry, sector or security in which Fund assets are overweighted will have a greater impact on the Fund relative to funds whose investments are invested in a broader range of sectors, industries or securities.

Value Investment Risk.  Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that the stock is undervalued is subjective; the market may not agree, and the

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stock’s price may not rise to what the Adviser believes is its full value. If the market does not consider the stock to be undervalued then the value of the Fund’s shares may decline, even if stock prices generally are rising.

Non-Diversification Risk.  As the Fund is “non-diversified,” its investments are not required to meet certain diversification requirements under Federal law. A “non-diversified” Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Smaller-Capitalization Company Risk.  To the extent that the Fund invests in companies with market capitalizations smaller than large-cap companies, an investment in the Fund may be accompanied by the following additional risks:

•	Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;

•

Securities of many smaller-capitalization companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of large-cap companies;

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the market in general; and

•	More limited product lines, markets and financial resources make companies with smaller market capitalizations more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller-capitalization securities can fluctuate more significantly than the securities of larger capitalization companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market, depending on the extent of the Fund’s investments held in the securities of companies having other than large market capitalizations.

Management Risk.  The Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

7

Management

The Fund

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s Statement of Additional Information (“SAI”).

The Adviser

The Fund’s Adviser is Grisanti Brown & Partners LLC, 45 Rockefeller Plaza, 17th Floor, New York, NY 10111. The Adviser is a SEC registered independent investment advisory firm that currently manages assets for institutions and individuals, including high net worth individuals, nationwide. The Adviser has provided investment advisory services to clients continuously since 1999 and has 12 employees. As of December 31, 2008, the Adviser had approximately $836 million in assets under management.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. Effective March 1, 2008 the Adviser voluntarily reduced its management fee to an annual rate equal to 0.85% of the Fund’s average annual daily net assets.

A discussion summarizing the basis on which the Board most recently approved the investment advisory agreement between the Trust and the Adviser is included in the Fund’s annual report for the period ended September 30, 2008.

Portfolio Managers

Christopher C. Grisanti, Vance C. Brown, Jared S. Leon and Robert G. Gebhart, each a member of the Investment Team, together manage the portfolio utilizing a team-based approach. Together, Messrs. Grisanti, Brown and Leon, each a principal of the Adviser, and Mr. Gebhart, are jointly responsible for the day-to-day management of the Fund and perform all of the functions related to the management of the portfolio.

Christopher C. Grisanti is a founding member of the Adviser. Since the Adviser was established in 1999, Mr. Grisanti has served both as a portfolio manager and portfolio analyst. Mr. Grisanti joined Spears Benzak Salomon & Farrell (“SBSF”) in 1994 as an analyst and in 1997 was made Director of Research. He specializes in technology and financial stocks. He is a Chartered Financial Analyst (awarded in 1996). From 1988 to 1994, Mr. Grisanti was a corporate lawyer for the law firm Simpson Thacher & Bartlett in New York City, where he worked in the securities and structured finance area. He graduated from Holy Cross College cum laude in 1983 and from Harvard Law School magna cum laude in 1987.

Vance C. Brown, also a founding member of the Adviser, has served as a portfolio manager and portfolio analyst since 1999. Prior to that, he was a Managing Director and portfolio manager at SBSF. From 1995 to 1998, Mr. Brown was a Vice President at Greenhaven Associates, an investment management firm based in Purchase, New York with about $1 billion under supervision. In 1990, Mr. Brown served as Executive Vice President and Associate Publisher of The Herald Publishing Company, a newspaper company based in Connecticut, helping to manage a turnaround and successfully negotiating the sale of the newspaper in 1995. Prior to 1990, he was employed by Prudential-Bache Securities (“Pru-Bache”), serving from 1988 to 1990 as a senior securities analyst with responsibility for covering electronic media including the broadcast, cable and radio industries, and from 1986 to 1988 as a junior analyst in equity research following newspaper and print media. During his tenure at Pru-Bache, Mr. Brown also assisted the investment banking department in negotiating various cable and radio transactions. Mr. Brown graduated from Brown University in 1985 with honors.

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Jared S. Leon has served as a portfolio analyst for the Adviser since 1999 and is now both a portfolio manager and portfolio analyst for the Adviser. Prior to the Adviser’s formation, he was an analyst at SBSF from 1997 to 1999. While Mr. Leon is a generalist, he specializes in the insurance and specialty finance sectors and is a Chartered Financial Analyst (awarded in 2001). Mr. Leon graduated from Washington University in St. Louis with a BA in Economics in 1997.

Robert G. Gebhart joined the Adviser in June 2008 as a portfolio manager and portfolio analyst. He holds the Chartered Financial Analyst designation (awarded in 1997). Prior to joining the Adviser, Mr. Gebhart was an analyst and portfolio manager at W.P. Stewart & Co., Inc., an investment management firm, from 2002 to 2008, where he followed the financial, retail and leisure and lodging industries in addition to managing client portfolios. Prior to W.P. Stewart, Mr. Gebhart was a Vice President and then Director in equity research covering insurance companies for Merrill Lynch. Before moving to New York in 1999, he was an analyst at the State Teachers Retirement System of Ohio. Mr. Gebhart began his career with Huntington Bancshares and spent four years in corporate credit and banking. Mr. Gebhart earned a BS in Finance from Miami University in 1993.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Fund.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust.

Atlantic provides the Fund with the Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer as well as additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”), acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or its affiliates.

Fund Expenses

The Fund pays for its expenses out of its own assets. Expenses of the Fund include the Fund’s own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

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Your Account

How to Contact the Fund

Write to us at:

Grisanti Brown Value Fund

Attn: Transfer Agent

P.O. Box 588

Portland, Maine 04112

Overnight address:

Grisanti Brown Value Fund

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Telephone us at:

(866) 775-8439 (toll free)

Wire investments or ACH payments

Please contact the Transfer Agent at the

above number for banking instructions.

General Information

You may purchase or sell (redeem) the Fund’s shares at the net asset value of a share (“NAV”) next calculated after the authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 9 through 15) on each weekday the New York Stock Exchange (“NYSE”) is open. If an authorized agent of the Fund receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be based on the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone redemption privileges.

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

When and How NAV is Determined  The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The schedule of holidays when the NYSE is closed is below. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed. The time at which the NAV is calculated may change in case of emergency.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

The Fund values securities for which market quotations are readily available at current market value, except that certain short-term securities are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of trades, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a Valuation Committee, subject to the supervision of the Board, consisting of members of the Board, officers of the Trust and representatives of the Adviser, when the Fund’s securities require fair valuation. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

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Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes. The Fund’s investment in securities of smaller companies and medium sized companies could require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

NYSE Holiday Schedule  The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties  If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

Rule 12b-1 Distribution and/or Service Fees  The Trust has adopted a Rule 12b-1 plan under which the Fund may pay the Distributor a fee of up to 0.25% of its average daily net assets for distribution services and the servicing of I Share Class and Investor Class shareholder accounts. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and your investment cost over time may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Fund shares. The Fund’s I Shares Class has temporarily suspended making payments under the Rule 12b-1 plan and has not paid any distribution fees to date. The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Anti-Money Laundering Program  Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order or (ii) freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law

11

enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings  A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information which is available on the Fund’s website at www.gbpfunds.com.

Buying Shares

How to Make Payments  Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks  For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to the “Grisanti Brown Value Fund” or to one or more owners of the account and endorsed to “Grisanti Brown Value Fund.” For all other accounts, the check must be made payable on its face to “Grisanti Brown Value Fund.” A $20 charge may be imposed on any returned checks.

ACH  Refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires  Instruct your financial institution with which you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments  The Fund accepts investments in the following minimum amounts:

	I Shares Class		Investor Class
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$250,000	$10,000	$2,500	$0
Traditional and Roth IRA Accounts	$250,000	$1,000	$500	$0
Qualified Retirement, Pension or Profit Sharing Plans	$250,000	$1,000	$500	$0
Accounts with Systematic Investment Plans	$250,000	$10,000	$500	$50

The Fund may, at its discretion, waive investment minimum requirements for certain Fund investors, including:

•	A client of a financial institution with which the Distributor has entered into a selected dealer or similar agreement on behalf of the Fund;

•	Trustees and officers of the Trust;

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•	Principals, officers and full-time employees of the Adviser, the Distributor, or any of their respective affiliates;

•	A spouse, parent, child, sibling or other close family member of any of the foregoing persons (a person in any of the first three categories is referred to herein as a “Fund Associate”);

•	A rollover by an individual retirement account or self-employed retirement plan;

•	A trust for the benefit of or the estate of a Fund Associate;

•	A client of the Adviser or a person otherwise known to the Adviser through a Fund Associate; and

•	Other investors, as deemed appropriate by the Fund.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Trust officers.

Account Application and Customer Identity Verification  To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, physical address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

The Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Policy on Prohibition of Foreign Shareholders  The Fund requires that all shareholders must be U.S. persons with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Limitations on Frequent Purchases and Redemptions  The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund does not knowingly accommodate trading in Fund shares in violation of these policies. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior

13

notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares. Any investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund’s shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).

•  Instructions must be signed by all persons required to sign exactly as their names appear on the account.

•  Provide a power of attorney or similar document for each person that is authorized to open or transact business if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other

•  Submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and corporate resolution or secretary’s certificate.

•  Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the accounts.

Trusts

•  The trust must be established before an account can be opened.

•  Provide the first and signature pages from the trust document identifying the trustees.

•  Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

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Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution • Contact your adviser using the method that is most convenient for you	Through a Financial Institution • Contact your adviser using the method that is most convenient for you
By Check • Call or write us for an account application • Complete the application (and other required documents) • Mail us your original application (and other required documents) and a check	By Check • Fill out an investment slip from a confirmation or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and the check

By Wire

•  Call or write us for an account application

•  Complete the application (and other required documents)

•  Call us to fax the completed application (and other required documents) and we will assign you an account number

•  Mail us your original application (and other required documents)

•  Instruct your U.S. financial institution to wire your money to us

By Wire • Call to notify us of your incoming wire • Instruct your U.S. financial institution to wire your money to us

By ACH Payment

•  Call or write us for an account application

•  Complete the application (and other required documents)

•  Call us to fax the completed application (and other required documents) and we will assign you an account number

•  Mail us your original application (and other required documents)

•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

By Systematic Investment

•  Complete the systematic investment section of the application

•  Attach a voided check to your application

•  Mail us the completed original application and voided check

•  We will electronically debit your purchase proceeds from the financial institution account identified on your account application

Systematic Investments  You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $10,000 (except for retirement accounts, in which systematic investments must be for at least $1,000) for the Fund’s I Shares Class and at least $50 for the Fund’s Investor Class.

Canceled or Failed Payments  The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Selling Shares

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days. See also “Limitations on Frequent Purchases and Redemptions” above.

How to Sell Shares from Your Account

Through a Financial Institution

•  Contact your adviser by the method that is most convenient for you

By Mail

•  Prepare a written request including:

•  Your name(s) and signature(s)

•  Your account number

•  The Fund name

•  The dollar amount or number of shares you want to sell

•  How and where to send the redemption proceeds

•  Obtain a signature guarantee (if required – see below)

•  Obtain other documentation (if required – see below)

•  Mail us your request and documentation

By Wire

•  Wire redemptions are only available if you did not decline wire redemption privileges on your account application and if your redemption is for $5,000 or more

•  Call us with your request (unless you declined telephone redemption privileges on your account application) (see “By Telephone”) or

•  Mail us your request (see “By Mail”)

By Telephone

•  Call us with your request (unless you declined telephone redemption privileges on your account application)

•  Provide the following information:

•  Your account number

•  Exact name(s) in which the account is registered

•  Additional form of identification

•  Redemption proceeds will be:

•  Mailed to you or

•  Wired to you (unless you declined wire redemption privileges on your account application) (see “By Wire”)

Systematically

•  Systematic withdrawals must be for at least $10,000 ($1,000 for IRA accounts) for the Fund’s I Shares Class and at least $250 for the Fund’s Investor Class

•  Complete the systematic withdrawal section of the application

•  Attach a voided check to your application

•  Mail us your completed application

•  Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Wire or ACH Redemption Privileges  You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

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Telephone Redemption Privileges  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may express mail your redemption order. Express mail redemption orders will receive the redemption price as of the business day following the day the order is received.

Systematic Withdrawals  You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment, or wire, or to your address of record if by check. Systematic withdrawals must be for at least $10,000 (except for IRA accounts, in which case systematic withdrawals must be for at least $1,000) for the Fund’s I Shares Class and at least $250 for the Fund’s Investor Class.

Signature Guarantee Requirements  To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemptions from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account

The transfer agent reserves the right to require Medallion signature guarantees on any redemptions.

At its discretion, the transfer agent may not require a signature guarantee for instructions provided by certain financial institutions acting on behalf of their clients.

Small Accounts  If the value of your account falls below $100,000 for the Fund’s I Shares Class or below $1,000 ($250 for IRAs) for the Fund’s Investor Class, the Fund may ask you to increase your balance. If the account value is still below those levels after 60 days, the Fund has the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

Redemptions In Kind  The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent the Fund redeems its shares in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the portfolio securities it receives from the Fund.

Lost Accounts  The transfer agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be

17

canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent locates you, or escheats the funds to the state of your last known address.

Choosing a Share Class

The following is a summary of the differences between the I Shares Class and the Investor Class of the Fund:

I Shares Class	Investor Class

•  Designed for eligible institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations), employee benefit plans with assets of at least $10 million, and registered investment advisers or financial planners purchasing shares on behalf of clients and charging asset-based or hourly fees

•  Lower expense ratio than Investor Shares due to no Rule 12b-1 fees

• Designed for retail investors. • Higher expense ratio than I Shares due to Rule 12b-1 fees

Fees vary considerably between the Fund’s classes. You should carefully consider the differences in the classes’ fee structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table for the Fund before investing in a share class. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

Retirement Accounts

You may invest in Fund shares through IRA accounts sponsored by the Fund, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

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Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of net long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares may be a taxable transaction for Federal income tax purposes.

You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past three periods. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information presented in the table below has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

These financial highlights reflect selected data for shares outstanding of the Fund throughout each period.

I Shares Class

	Year Ended September 30, 2008	Year Ended September 30, 2007	October 21, 2005(a) through September 30, 2006
NET ASSET VALUE, Beginning of Period	$12.50	$11.17	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.18)	1.29	1.14

Total from Investment Operations	(4.15)	1.36	1.18

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.03)	(0.01)
Net realized gain (loss) on investments	(0.34)	—	—

NET ASSET VALUE, End of Period	$7.93	$12.50	$11.17

TOTAL RETURN(c)	(34.23%)	12.20%	11.78%
RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$31,630	$62,162	$52,925
Ratios to Average Net Assets(d):
Net expenses	0.99%	1.19%	1.50%
Gross expenses(e)	1.49%	1.40%	1.82%
Net investment income (loss)	0.32%	0.53%	0.35%
PORTFOLIO TURNOVER RATE(c)	69%	58%	50%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Investor Class

December 31, 2007(a) through September 30, 2008
NET ASSET VALUE, Beginning of Period	$11.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)	0.16
Net realized and unrealized gain (loss) on investment	(3.75)

Total from Investment Operations	(3.59)

NET ASSET VALUE, End of Period	$7.92

TOTAL RETURN(c)	(31.10%)
RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period (000’s omitted)	$3
Ratios to Average Net Assets(d):
Net expenses	1.25%
Gross expenses(e)	159.88%
Net investment income (loss)	2.12%
PORTFOLIO TURNOVER RATE(c)	69%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports, the prospectus, the SAI, request other information, and discuss your questions about the Fund by contacting the Fund at:

Grisanti Brown Value Fund

Attn: Transfer Agent

P.O. Box 588

Portland, Maine 04112

(866) 775-8439 (Toll Free)

http://www.gbpfunds.com

Overnight Address:

Grisanti Brown Value Fund

Attn: Transfer Agent

Three Canal Plaza, Ground Floor

Portland, Maine 04101

Securities and Exchange Commission Information

You can also review the Fund’s annual/semi-annual reports, the prospectus, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

Email address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available in the EDGAR database on the SEC’s Web site at www.sec.gov.

Distributor

Foreside Fund Services, LLC

http://www.foreside.com

Investment Company Act File No. 811-03023

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2009

Grisanti Brown Value Fund

Investor Class

I Shares Class

Investment Adviser:

Grisanti Brown & Partners LLC

45 Rockefeller Plaza, 17th Floor

New York, NY 10111

Account Information and Shareholder Services:

Grisanti Brown Value Fund

Attn: Transfer Agent

P.O. Box 588

Portland, Maine 04112

Telephone: (866) 775-8439

www.gbpfunds.com

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated January 28, 2009 as may be amended from time to time, offering shares of the Grisanti Brown Value Fund (the “Fund”), a separate portfolio of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above. You may also obtain the Prospectus on the Fund’s website listed above.

Financial statements for the Fund for the fiscal year ended September 30, 2008 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address, telephone number or website listed above.

Table of Contents

GLOSSARY	1

1. INVESTMENT POLICIES AND RISKS	2

2. INVESTMENT LIMITATIONS	12

3. MANAGEMENT	13

4. PORTFOLIO TRANSACTIONS	22

5. PURCHASE AND REDEMPTION INFORMATION	25

6. TAXATION	27

7. OTHER MATTERS	30

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B – MISCELLANEOUS TABLES	B-1

APPENDIX C – PROXY VOTING PROCEDURES	C-1

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Atlantic.

“Administrator” means Atlantic.

“Adviser” means Grisanti Brown & Partners LLC

“Atlantic” means Atlantic Fund Administration, LLC

“Board” means the Board of Trustees of the Trust.

“CFTC” means U.S. Commodities Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” means Fitch Ratings.

“Fund” means Grisanti Brown Value Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a division of the McGraw Hill Companies.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds, a Delaware statutory trust.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended.

1.	Investment Policies and Risks

The Fund is a non-diversified series of the Trust. This section discusses in greater detail than the Fund’s Prospectus certain investments that the Fund may make. Please see the Prospectus for a discussion of the principal policies and risks of the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

A.	Security Ratings Information

The Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

1.	General

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

To the extent that the Fund invests in real estate companies, the Fund’s investments may experience real estate market risks including declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws or regulations and casualty or condemnation losses.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Depository Receipts. The Fund may invest in depository receipts. A depository receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depository receipts include sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and other similar global instruments. The Fund may invest up to 20% of its assets in ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depository Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Fund invests in depository receipts in order to invest in a specific company whose underlying securities are not traded on a U.S. securities exchange.

2.	Risks

Common and Preferred Stock. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depository Receipts. Unsponsored depository receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depository receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depository receipt. The bank or trust company depository of an unsponsored depository receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depository receipts may be more volatile than the prices of sponsored depository receipts.

C.	Debt Securities

1.	General

Although the Fund does not, under normal market conditions, intend to invest in debt securities to any significant degree, the Fund reserves the right to invest in the following types of debt securities:

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). To the extent it invests in corporate debt obligations, the Fund intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. To the extent it invests in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance.

U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Mortgage-Related Securities. The Fund may invest in mortgage-related securities that are U.S. Government Securities or are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the Adviser to be of comparable quality. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Related Securities.

The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Privately Issued Mortgage-Related Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages (“Mortgage Assets”). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2.	Risks

General Risks. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Fund’s investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Mortgage-Related Securities. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

D.	Illiquid and Restricted Securities

1.	General

The Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

2.	Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.	Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

E.	Securities Lending and Related Transactions

1.	General

The Fund may lend portfolio securities and purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when the Adviser believes that these techniques and the returns available to the Fund from investing the cash will provide investors a potentially higher return. The Fund may engage in such transactions to increase potential returns. Use of these techniques to make cash available for Fund investments involves special risks and may involve speculative investment techniques.

As a fundamental policy, the Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans would permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

2.	Risks

Leverage creates the risk of magnified capital losses. Losses incurred by the Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. In order to attempt to reduce the risks involved in various transactions involving leverage, the Custodian, to the extent required by applicable rules or guidelines, will designate on the Fund’s books and records, cash and liquid securities. The assets’ value, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions.

F.	Foreign Securities

The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the Adviser’s judgment, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

G.	Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

H.	Investment Company Securities

1.	Open-End and Closed-End Investment Companies

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objective and strategies. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies and ETFs to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

2.	Exchange-Traded Funds

General. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange. Most ETFs are designed to track a particular market segment or index.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track, . Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

I.	Cash or Cash Equivalents

The Fund may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

J.	Money Market Instruments

In circumstances in which favorable equity investments are not identified, the Fund typically intends to invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers’ acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

K.	Industry Classifications

The Fund reserves the right to concentrate up to 25% of its investments in the securities of issuers in any one industry. The Fund invests according to the Adviser’s investment criteria irrespective of whether implementation of the criteria results in concentration in one or more industries or group of industries.

For purposes of defining what constitutes a single industry for purposes of this activity, the Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System (“NAICS”) or other publicly available information. Industry category groupings shown in the Fund’s printed financial reports sent to shareholders may contain more than one industry code or classification, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

2.	Investment Limitations

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A.	Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.	Borrowing

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).

2.	Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

3.	Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

4.	Purchases and Sales of Commodities

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

5.	Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified herein and in the Fund’s Prospectus.

6.	Oil, Gas & Mineral Exploration

Invest in interests in oil or gas or interests in other mineral exploration or development programs, except that the Fund may invest in the equity securities or convertible securities of issuers who themselves are engaged in such industries, and may also invest in the shares of registered investment companies which in turn invest in such companies.

7.	Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business, or in the shares of registered investment companies which in turn invest in such companies). Notwithstanding the foregoing, the Fund may invest in securities (i) directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts. The Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

8.	Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund’s total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

B.	Non-Fundamental Limitations

The Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.	Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.	Margin and Short Sales

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.	Borrowing

Purchase securities for investment while any borrowing equaling 10% or more of the Fund’s total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund’s total assets.

4.	Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“Restricted Securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

5.	Investment in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

6.	Warrants

Invest in warrants if: (1) more than 5% of the value of the Fund’s net assets will be invested in warrants (valued at the lower of cost or market); or (2) more than 2% of the value of the Fund’s net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

3.	Management

A.	Trustees and Officers

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise noted. Each Trustee oversees twenty-seven portfolios in the Trust. John Y, Keffer is also an interested Trustee/Director of the Wintergreen Fund, Inc.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992- 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman, Chairman, Contracts Committee	Since 1989

Chairman, Atlantic Fund Administration, LLC, since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

Officers

Stacey Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC, since 2008; Director, Consulting Services, Foreside Fund Services January 2007- September 2007; Elder Care, June 2005- December 2006; Director, Fund Accounting, Citigroup December 2003- May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992- November 2003; Auditor, Ernst & Young May 1988- March 1992.

[1]	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 2004–December 2003

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006–May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

Trustee Ownership in Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Family of Investment Companies
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$50,001 - $100,000
Interested Trustees
John Y. Keffer	None	None

B.	Ownership of Securities of the Adviser and Related Companies

As of December 31, 2008, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

C.	Information Concerning Trust Committees

Audit Committee The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended September 30, 2008, the Audit Committee met seven times.

Nominating Committee The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Trustees recommended by security holders. During the fiscal year ended September 30, 2008, the Nominating Committee did not meet.

Valuation Committee The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, certain officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV per share of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended September 30, 2008, the Valuation Committee met eight times.

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended September 30, 2008, the QLCC did not meet.

Contracts Committee The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended September 30, 2008, the Contracts Committee did not meet.

Compliance Committee The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”). The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended September 30, 2008, the Compliance Committee did not meet.

D.	Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the actual fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended September 30, 2008.

Trustee	Compensation from Fund	Benefits	Retirement	Total Compensation from Trust
Costas Azariadis	$471	$0	$0	$50,500
James C. Cheng	$489	$0	$0	$50,500
J. Michael Parish	$681	$0	$0	$68,250
John Y. Keffer	$245	$0	$0	$50,500

C.	Investment Adviser

1.	Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Agreement”) with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2.	Ownership of Adviser

Grisanti Brown & Partners LLC is a Delaware limited liability company controlled by Christopher C. Grisanti, Vance C. Brown and Jared S. Leon, who, together with Robert C. Gebhart comprise the Fund’s portfolio managers (collectively, the “Investment Team” or, alternatively, the “Portfolio Managers”, and each individually, a “Portfolio Manager”).

3.	Information Concerning Accounts Managed by Portfolio Managers

As of December 31, 2008, the Portfolio Managers acted as portfolio managers for 211 accounts with assets totaling $836 million. In addition to managing the Fund and these other accounts, Messrs. Brown and Leon acted as portfolio managers for one other pooled investment vehicle with assets totaling $19 million as of September 30, 2008, at which time this pooled investment vehicle closed. The pooled investment vehicle paid the Adviser a performance-based fee. The Fund and all of the other accounts managed by the Portfolio Managers pay the Adviser a fee based on assets under management and do not pay a fee based on performance.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, Portfolio Managers who manage multiple funds and/or other accounts are presented with the following conflicts:

•

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment discipline that is used in connection with the management of the Fund.

•

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•

Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser and the Fund have certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4.	Information Concerning Compensation of Portfolio Managers

The Adviser has provided the following information regarding Portfolio Manager compensation as of September 30, 2008.

The Portfolio Managers received base compensation consisting of a fixed annual salary that is competitive with industry standards. Messrs. Grisanti, Brown and Leon, as portfolio managers and principals owning the common equity of the Adviser, also receive profit sharing based on the overall profitability of the firm. Investment Team members may, under certain circumstances, also receive incentive bonuses based upon their individual contributions to the firm. No member of the Investment Team is compensated on the basis of the performance of the Fund or any other account under management.

5.	Portfolio Managers’ Ownership in the Fund

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008
Vance C. Brown	$100,001-$500,000
Christopher C. Grisanti	$100,001-$500,000
Jared S. Leon	$50,001-$100,000
Robert G. Gebhart	$0

6.	Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed based on average net assets for the previous month. The Adviser’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for clients with separately managed account assets invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not charge you a separate management fee on the account with respect to those assets.

Table 1 in Appendix B shows the dollar amount of the fees payable by the Fund to the Adviser, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data presented are for the past three fiscal years or since the Fund commenced operations.

7.	Other Provisions of Adviser’s Agreement

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on not more than 60 days’ (but not less than 30 days’) written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

D.	Distributor

1.	Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements (see also, “Purchase and Redemption Information—Additional Purchase Information—Purchases through Financial Institutions”). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as a registered representatives of the Distributor to facilitate distribution of Fund shares.

The Distributor does not receive compensation from the Fund for its distribution services. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as a registered representatives of the Distributor to facilitate distribution of Fund shares.

2.	Distribution Plan

The I Shares Class and Investor Class adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund.

The Fund’s I Shares Class has temporarily suspended making any payments under the Rule 12b-1 plan. The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval. From the commencement of operations through the fiscal year ended September 30, 2008, the Fund did not accrue or pay 12b-1 related expenses.

The Rule 12b-1 plan provides that payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation, providing assistance in connection with responding to the Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of the Fund’s shares for sale to the public. Some of the possible benefits of the plan include improved name recognition generally, growing assets in the Fund and potentially lowering total expenses for the Fund.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund.

Table 7 in Appendix B shows the dollar amount of the fees payable by the Fund to the Distributor or its agents under the Distribution Plan, the amount of fees waived by the Distributor or its agents, and the actual fees received by the Distributor and its agents under the Plan. The data is for the past three fiscal years or since the Fund commenced operations.

E.	Other Fund Service Providers

1.	Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC, the corporate parent of Atlantic.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Fund under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Services Agreement.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Adviser has agreed to reimburse the Fund for Atlantic’s fees pursuant to the Expense Limitation.

As administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within  1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as transfer agent and distribution paying agent for the Fund. The transfer agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic, and the actual fees retained by FCS and Atlantic. The data is for the past three fiscal years or since the Fund commenced operations.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi, the amount of fees waived by Citi for administration services and the actual fees received by Citi under the Citi Services Agreement. The data is for the past three fiscal years or since the Fund commenced operations.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi for accounting services, the amount of fees waived by Citi, and the actual fees received by Citi. The data is for the past three fiscal years or since the Fund commenced operations.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund., as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Atlantic Compliance Services Agreement.

For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500, (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

2.	Custodian

The Custodian, Citibank, N.A., pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

3.	Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as counsel to the Trust and the Fund.

4.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, is the Fund’s independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

4.	Portfolio Transactions

A.	How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

The price of securities purchased from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers include the spread between the bid and ask price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.	Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as the aggregate commissions paid to any affiliates of the Fund or the Adviser. The data presented are for the past three fiscal years or since the Fund commenced its operations.

C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

In selecting a broker or dealer, the Adviser endeavors to select a financially responsible broker or dealer who will provide the best net execution. The factors considered in selecting brokers or dealers include, but are not limited to, such broker’s or dealer’s ability to obtain best execution, effectiveness of transaction clearing and settlement, liquidity and the amount of capital commitment by such broker-dealer, the degree to which the broker or dealer has been available and responsive to the Adviser in the past, the quality and promptness of research and brokerage services provided (both in general and with respect to particular advisory accounts), whether the investment in question was brought to the Adviser’s attention by a particular broker or dealer, as well as the reasonableness of the broker’s or dealer’s compensation in relation to the foregoing factors. While the Adviser seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Fund. In return for such services the Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

The Adviser does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of mutual funds advised by the Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Portfolio transactions typically will be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients, including the Fund, are typically allocated securities with prices averaged on a per-share or per-bond basis.

D.	Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker-dealer’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by broker-dealers to the Adviser for its use and may cause the Fund to pay these broker-dealers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals and quotation systems. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services. Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients and the Fund’s investors.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E.	Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

F.	Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

G.	Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

H.	Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund, lower returns for the Fund and a possible increase in short-term capital gains or losses. Portfolio turnover rates of the Fund are disclosed in the Prospectus under “Financial Highlights.”

I.	Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year. As of September 30, 2008, none of the securities of the Fund’s regular broker dealers were acquired during the Fund’s most recent fiscal year.

J.	Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported to the SEC within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund’s latest annual and semi-annual report to shareholders by contacting the transfer agent at the address or phone number listed on the cover of this SAI and at the Fund’s website: http://www.gbpfunds.com/. You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at http://www.sec.gov/.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to the following persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Atlantic and the Custodian have regular and continuous access to the Fund’s portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Trust’s, Adviser’s, Administrator’s and Distributor’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

5.	Purchase and Redemption Information

A.	General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the transfer agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed or trading on NYSE is restricted.

Not all classes or portfolios of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or portfolio’s availability.

B.	Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.	IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.	UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

3.	Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive purchase orders on its behalf. Certain Financial Institutions may authorize their agents to receive purchase, redemption, and other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Financial Institution’s contractual arrangements with the Fund.

Financial Institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. If you purchase shares through a Financial Institution, you will be subject to the Financial Institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

The Adviser may pay certain Financial Institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund in mutual fund “supermarket” platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. The Adviser or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

4.	Other Payments to Financial Institutions

The Adviser may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution’s list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions. The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation (“NSCC”)) or a negotiated lump sum payment for services rendered.

C.	Additional Redemption Information

You may redeem Fund shares at the NAV.

The Fund may redeem shares involuntarily to (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1.	Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.	Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D.	NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E.	Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV as of the last day of the period with respect to which the distribution is paid. Distributions of capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.	Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a “regulated investment company” (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

A.	Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is September 30 (the same as its fiscal year end).

1.	Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•

The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.	Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.	Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 15% if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the federal income tax consequences of distributions made (or deemed made) to you during the year.

C.	Certain Tax Rules Applicable to the Fund’s Transactions

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions may be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions may be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses may be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with “original issue discount,” the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to “market discount bonds” (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D.	Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.	Sale, Exchange or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F.	Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded once the required information or certification is provided.

H.	State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund.

I.	Foreign Taxes

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7.	Other Matters

A.	The Trust and Its Shareholders

General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (4)	Brown Advisory Value Equity Fund (3)

Absolute Strategies Fund (1)	DF Dent Premier Growth Fund

Adams Harkness Small Cap Growth Fund	Dover Long/Short Sector Fund (7)

Austin Global Equity Fund	Fountainhead Special Value Fund

Auxier Focus Fund (2)	Golden Large Cap Core Fund (7)

Brown Advisory Core International Fund (4)	Golden Small Cap Core Fund (7)

Brown Advisory Flexible Value Fund (f/k/a Flag Investors – Equity Opportunity Fund) (6)	Grisanti Brown Value Fund (7)

Brown Advisory Growth Equity Fund (3)	Jordan Opportunity Fund

Brown Advisory Intermediate Income Fund (3)	Liberty Street Horizon Fund (8)

Brown Advisory Maryland Bond Fund (4) `	Merk Asian Currency Fund (9)

Brown Advisory Opportunity Fund (3)	Merk Hard Currency Fund (9)

Brown Advisory Small-Cap Growth Fund (5)	Payson Total Return Fund

Brown Advisory Small-Cap Value Fund (3)	Polaris Global Value Fund

Brown Advisory Small-Cap Fundamental Value Fund (3)	The BeeHive Fund

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)

The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of these series.
(5)

The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)	The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.
(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and class continue indefinitely until terminated.

2.	Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance. For more information on any other series or class of shares of the Trust, investors may contact the transfer agent.

3.	Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class, and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.	Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of series of the Trust created after May 1, 1999 to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

B.	Fund Ownership

As of January 2, 2009, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of January 2, 2009, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 6 in Appendix B.

C.	Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds’ Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.	Proxy Voting Procedures

A copy of the proxy voting procedures of the Trust and the Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the transfer agent at (866) 775-8439 and (2) on the SEC’s web site at http://www.sec.gov.

E.	Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, each of which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.	Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act and the 1940 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.	Financial Statements

The financial statements of the Fund for the fiscal year ended September 30, 2008, which are included in the Fund’s Annual Report to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to financial statements. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

Appendix A—Description Of Securities Ratings

A.	Long-Term Ratings

1.	Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.

Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•     Nature of and provisions of the obligation;

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•        Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•        The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•        The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B—Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fees that was waived by the Adviser and the actual fees received by the Adviser.

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year ended September 30, 2008	$432,661	$259,175	$173,486
Year ended September 30, 2007	$566,407	$129,710	$436,697
Period ended September 30, 2006	$311,919	$100,973	$210,946

Table 2 – Compliance Fees

The following table shows the dollar amount of compliance fees accrued by the Fund, and the amount of fees that was waived by FCS and Atlantic, if any. The actual fees received by FCS were $22,021.32 for the period ended May 31, 2008 and the actual fees received by Atlantic were $10,568.81 for the period June 1, 2008 through September 30, 2008.

Fund	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Year ended September 30, 2008	$32,126	$0	$32,126
Year ended September 30, 2007	$33,997	$0	$33,997
Period ended September 30, 2006	$28,930	$0	$28,930

Table 3 – Administration Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior administrator, and Atlantic, with respect to the Fund, and the amount of fees that was waived, if any. The actual fees received by Citi were $90,000.00 for the period ended May 31, 2008 and the actual fees received by Atlantic were $45,000.00 for the period June 1, 2008 through September 30, 2008.

	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Year ended September 30, 2008	$132,386	$0	$132,386
Year ended September 30, 2007	$98,948	$0	$98,948
Period ended September 30, 2006	$54,838	$0	$54,838

Table 4 – Accounting Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior administrator, and Atlantic, with respect to the Fund, and the amount of fees that was waived, if any. The actual fees received by Citi were $8,481.53 for the period ended May 31, 2008 and the actual fees received by Atlantic were $8,000.00 for the period June 1, 2008 through September 30, 2008.

	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Year ended September 30, 2008	$17,441	$0	$17,441
Year ended September 30, 2007	$35,838	$0	$35,838
Period ended September 30, 2006	$37,507	$0	$37,507

B-1

Table 5 – Commissions

The following table shows the brokerage commissions of the Fund. No brokerage commissions were paid to an affiliate of the Fund, Adviser or Distributor.

	Aggregate Brokerage Commissions Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor
Year ended September 30, 2008	$146,447	$0	$0
Year ended September 30, 2007	$92,949	$0	$0
Period ended September 30, 2006	$114,968	$0	$0

Table 6 – 5% Shareholders

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s outstanding shares as of January 2, 2009.

Name and Address	% of Class
I SHARES CLASS
SOKA UNIVERSITY OF AMERICA 1 UNIVERSITY DR ALISO VIEJO, CA 92656	32.42%

AMERICAN DEHYDRATED FOODS INC PROFIT SHARING PLAN 2870 S INGRAM MILL RD SUITE D SPRINGFIELD, MO 65804	10.30%

FORT HAYS STATE UNIVERSITY FOUNDATION BOX 1060 HAYS, KS 67601-1060	5.01%

INVESTOR CLASS
RALPH CLARK 6021 CLAM BAYOU LN SANIBEL, FL 33957	46.60%

VANCE BROWN 65 W 13TH ST NEW YORK, NY 10011	26.68%

CHRISTOPHER GRISANTI 1 EAST END AVE NEW YORK, NY 10075	26.68%

Table 7 – Distribution Fees (Investor Shares only)

The following table shows the dollar amount of fees payable by the Fund, pursuant to the Distribution Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The amounts stated below were compensations to Broker/Dealers and the Adviser.

	Fee Accrued	Fee Waived	Fee Received
Year Ended September 30, 2008	$8.09	$0	$8.09
Year Ended September 30, 2007	$0	$0	$0
Year Ended September 30, 2006	$0	$0	$0

B-2

Appendix C—PROXY VOTING PROCEDURES

FORUM FUNDS

GRISANTI BROWN & PARTNERS LLC

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Fund, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

GRISANTI BROWN & PARTNERS LLC

Proxy Voting policies and Procedures

Regarding Grisanti Brown Value Fund

As Revised January 2007

This document sets forth the policies and procedures of Grisanti Brown & Partners LLC (the “Firm”) regarding the exercise of its authority to vote proxies on behalf of clients.

I.	BACKGROUND

These Proxy Voting Policies and Procedures are designed to ensure that the Firm complies with the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 206(4)-6 thereunder. Rule 206(4)-6 provides that an adviser, such as the Firm, has a duty to vote proxies on behalf of its clients.3 Nevertheless, the Securities and Exchange Commission staff has stated that if it is in a client’s best interest not to vote a proxy, such as where the cost of voting the proxy would exceed any benefit to the client, proxy voting may not be required. The example cited by the staff is the situation where a proxy on a foreign security would require the hiring of a translator, the costs of casting an educated vote might very well exceed any benefit to the client.

In exercising its proxy voting authority for a client, the Firm must determine how to vote on the proposals presented in the best interests of clients and must ensure that no conflict of interest interferes with the its ability to do so. Finally, the Firm must ensure that it votes proxies on a timely basis and maintains the records required by the Advisers Act and the rules thereunder.

II.	POLICIES

A.	General Principles

The Firm votes proxies with respect to securities held in a client’s account in the manner that it believes is in that client’s best interests. Unless otherwise instructed by a client, the Firm believes that the maximization of the value of a client’s investments constitutes the client’s best interests.

In most cases, a security for which proxies are being sought is held in more than one client account. In those circumstances, the Firm typically votes all client proxies in the same manner. However, where differing client objectives warrant, or where the client has instructed otherwise, the Firm may not exercise its voting authority uniformly across accounts.

The Firm’s policies with respect to certain specific types of voting decisions are set forth below. Where it is in a client’s best interests, the Firm will deviate from the general approaches summarized below.

[3]	The client can retain this right, but in the case of the Firm, the standard Investment Management Agreement specifically provides that the Firm has proxy voting authority for the client.

B.	Routine Proposals

In the following routine matters, the Firm generally votes in the manner recommended by an issuer’s management. The Firm believes that management is usually in the best position to evaluate routine proposals in an effective manner.

However, the Firm will not follow management’s recommendation where, in the judgment of the Firm, circumstances suggest that management’s recommended vote will not maximize the value of a client’s investment. Examples of circumstances that may lead the Firm to vote against the recommendation of management, even in a routine matter, are noted below.

1.	Election of Directors

Although the Firm generally votes in the manner recommended by the company’s current directors, it may vote against the recommended slate of directors in circumstances such as the following:

•	contested elections;

•	the poor performance of a nominee; or

•	where the election of management nominees appears likely to compromise the independent judgment of the board of directors.

2.	Selection of Independent Auditors

Although the Firm generally votes in favor of the auditors selected by management, it may vote against management in circumstances such as the following:

•	where there is a change in auditors based upon a disagreement over accounting policy; or

•	where non-audit fees make up a disproportionately large portion of the fees paid to the recommended auditor.

3.	Reincorporation

Although the Firm generally votes in favor of a reincorporation proposed by management, it may vote against management where the reincorporation results in a move to a jurisdiction with fewer legal protections for shareholders or anti-takeover statutes that could adversely affect share value by discouraging potential acquirers.

4.	Stock Splits

The Firm generally votes in favor of management proposals to increase the number of authorized common shares in connection with a proposed stock split, provided that the proposal will not result in an increase of the number of authorized but unissued shares after giving effect to the proposed stock split.

5.	Director Indemnification

Although the Firm generally views director indemnification as a routine matter in which the judgment of management can be respected, it may vote against proposed indemnification provisions in circumstances in which the proposed indemnification is overly broad, after taking into account the need to recruit qualified directors.

6.	Stock Repurchase Plans

The Firm generally votes in favor of stock repurchase plans because it views them as an effective way to maximize shareholder value. However, the Firm may vote against a proposed stock repurchase plan if the proposal appears to be intended to discourage potential acquirers rather than maximize shareholder value.

C.	Equity-Based Compensation Plans

The Firm generally supports equity compensation plans that are reasonably designed to align the interests of employees and executives with those of shareholders, although the Firm considers each proposal on a case-by-case basis. However, the Firm may oppose an equity-based compensation plan if, among other things, it would (i) cause excessive dilution of existing shareholders or (ii) be likely to provide compensation in excess of that required to recruit and retain qualified employees and executives.

D.	Corporate Structure, Shareholder Rights and Anti-Takeover Measures

The Firm believes that a client’s interest in an equity investment is generally maximized when an issuer does not adopt measures that have the effect of discouraging potential acquirers, and the Firm will, therefore, generally vote against proposals that would tend to discourage potential acquirers, such as anti-takeover measures, while making specific determinations on a case-by-case basis. However, the Firm recognizes that some measures, such as authorizing additional stock, may maximize shareholder value for business purposes unrelated to any anti-takeover effect, and the Firm will support such measures on a case-by-case basis.

The Firm generally votes in favor of the following proposed actions if it believes that the actions would be likely to achieve a worthwhile business purpose apart from discouraging potential acquirers:

•	Authorization of “blank check” preferred stock;

•	Increase in authorized stock; or

•	Stock repurchases.

The Firm generally votes in favor of proposed actions that would tend to increase the power of minority shareholders, such as the following actions, if the Firm believes that the proposal will maximize the value of a client’s investment:

•	Implementing cumulative voting;

•	Removing super-majority voting requirements;

•	Removing barriers to shareholder action (such as bylaws or charter provisions that limit the right of shareholders to call a special meeting or act by written consent); or

•	Requiring that shareholder rights plans (“Poison Pills”) be subject to a shareholder vote.

The Firm generally votes against proposed actions that would tend to discourage potential acquirers without achieving other business objectives apart from the anti-takeover effect, such as implementing a “Poison Pill” shareholder rights plan, although the Firm will consider each proposal on a case-by-case basis.

E.	Social Policy Issues

The Firm generally votes with management on issues that primarily concern social or ethical considerations, such as shareholder proposals to disclose or amend certain business practices. The Firm believes that it can best maximize the value of its clients’ investments by relying on management to evaluate issues that primarily raise social or ethical considerations.

III.	PROCEDURES

The Firm’s procedures are designed with three primary objectives: (1) to ensure that any material conflicts of interest raised by a particular proxy vote are identified and that the proxy in question is voted in each client’s best interests; (2) to ensure that the Firm casts its proxy votes on a timely basis and (3) to produce and retain the records required by the applicable rules under the Advisers Act.

These policies and procedures will be implemented primarily by Michael Pietzak (the “Proxy Coordinator”) and Vance C. Brown, a principal (the “Proxy Supervisor”). They may consult with or delegate certain tasks to the Chief Compliance Officer, as set forth below.

A.	Voting Procedures

1.	Receiving Proxy Materials

All proxy materials received by the Firm are forwarded to the Proxy Coordinator, who provides a copy of the relevant materials to the Proxy Supervisor.

2.	Addressing Potential Conflicts

The Proxy Supervisor and/or the Proxy Coordinator will review the Potential Conflict List (as defined below) in order to determine whether a potential conflict exists with respect to the company or subject matter of the proxy materials. The “Potential Conflict List” is a list that identifies (a) all public companies or other persons as to which the Firm or its principals or employees have a direct or indirect material interest and (b) the nature of such interest (e.g., the company or a senior officer of the company is a significant client of the Firm, or an employee is on the board of the company). The Chief Compliance Officer may be consulted in, or asked to perform, this review.

If a matter to be voted upon involves a company or person that appears on the Potential Conflict List, the Proxy Supervisor and/or the Proxy Coordinator must determine whether or not a material conflict of interest is presented by the matter to be voted upon. In making this determination, the Proxy Supervisor may consult with the Chief Compliance Officer, or request that the Chief Compliance Officer make the determination.

If it is determined that a material conflict of interest exists, the Proxy Supervisor and/or the Proxy Coordinator must determine which of the following steps to take, so that the conflict does not adversely affect clients. In making this determination, the Proxy Supervisor may consult with the Chief Compliance Officer, or request that the Chief Compliance Officer make this determination. A record should be kept of the determination made in accordance with this paragraph:

•

vote the proxy in the manner that the Proxy Supervisor believes is in the client’s best interest in accordance with subsection 3, below, as if no conflict had been identified, provided that the person with the conflict is not made aware in any way of the vote that is being considered or that is to be cast;

•

vote the proxy in a manner that is recommended by an independent third party (such as a proxy voting service or a large institutional shareholder with interests that appear to be aligned with the client);

•	promptly contact the client in writing to describe the conflict presented and vote the proxy in accordance with the client’s instructions; or

•	in extraordinary circumstances, abstain from voting the proxy.

3.	Evaluating Proxy Materials

The Proxy Supervisor will evaluate the matters on which a vote is requested and determine how to vote in a manner that is in the best interests of the client, after taking into consideration the Firm policies outlined in Section II. hereof, and subject to subsection 2 of this Section III. above. If applicable, the Proxy Supervisor will provide the Proxy Coordinator with a copy of any document created by the Firm that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision, and the Proxy Coordinator will maintain that copy in the Firm’s files.

4.	Voting Proxies

Promptly after determining how to vote a proxy, the Proxy Supervisor shall instruct the Proxy Coordinator accordingly. The Proxy Coordinator will then cast the vote, in no event later than the voting deadline date. The Proxy Coordinator will maintain a record of the how the proxy was voted and the date on which it was voted.

B.	Responding to Client Requests Regarding Proxies

The Proxy Coordinator is responsible for responding promptly to a client’s request for information regarding how the Firm voted with respect to securities held in the client’s account, and for a copy of these Proxy Voting Policies and Procedures.

C.	Maintaining Proxy Records

The Proxy Coordinator and/or the Chief Compliance Officer will maintain the records required by the rules under the Advisers Act with respect to proxy voting, including:

(i) these Proxy Voting Policies and Procedures and any amendments thereof;

(ii) a copy of each proxy statement received regarding client securities (however, the Firm may rely on the copies of such proxy statements that are available on the EDGAR system of the Securities and Exchange Commission or that are maintained by a third party such as a proxy voting service that has undertaken to provide the Firm with a copy of the documents promptly upon request);

(iii) a copy of any document created by the Firm that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision;

(iv) a record of any determinations made in accordance with subsection III.A.2. above;

(v) a record of the votes cast; and

(vi) a copy of all written requests from clients regarding the voting of proxies on behalf of the client and a copy of any written response to such requests.

IV.	REVIEW

The Proxy Supervisor and/or the Chief Compliance Officer shall review the following periodically, and at least annually:

•	these Policies and Procedures to ensure that they are accurate and up-to-date;

•	the proxy records maintained by the Proxy Coordinator to ensure that records of the voting of the proxies are being maintained in accordance with the procedures set forth herein;

•	the Potential Conflict List to ensure that it is accurate and up-to-date; and

•

the Firm’s disclosure to clients regarding how they may obtain information about how the Firm voted with respect to their securities and its explanation to clients of these Policies and Procedures, both as set forth in its Form ADV, Part II, Schedule F, to ensure that they are accurate and up-to-date.

V.	AMENDMENTS

The Proxy Supervisor and/or the Chief Compliance Officer may amend these Policies and Procedures from time to time, based upon the review discussed in Section IV. above, or as circumstances otherwise warrant.

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)	Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b)	By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d) (1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(2)	Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

(5)	Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

(6)	Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

(7)	Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(8)	Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(9)	Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(10)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(11)	Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(12)	Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(13)	Investment Advisory Agreement between Registrant and Dover Investment Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

(14)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

(15)	Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(16)	Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 244 via EDGAR on December 17, 2008 accession number 0001193125-08-255185).

(17)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

(18)	Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(19)	Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(27) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

(20)	Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

(21)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(22)	Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 137 via EDGAR on October 30, 2003, accession number 0001004402-03-000559).

(23)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

(24)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

(25)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(26)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(27)	Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(28)	Sub-Advisory Agreement between Brown Investment Advisory Inc. and Munder Capital Management (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(e) (1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

(f)	None.

(g) (1)	Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number 0001004402-03-000431).

(2)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h) (1)	Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(2)	Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

(3)	Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

(4)	Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

(5)	Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(6)	Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 13, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

(7)	Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 235 via Edgar on July 25, 2008, accession number 0001193125-08-158164).

(8)	Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post effective amendment No. 229 via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

(9)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(10)	Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(11)	Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(14) in post-effective amendment No. 237 via EDGAR on August 28, 2008, accession number 0001193125-08-186876).

(12)	Contractual Fee Waiver Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as Exhibit (h)(15) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(13)	Expense Limitation Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(14)	Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

(15)	Contractual fee waiver Agreement between Registrant and Dover Investment Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(19) in post-effective amendment No. 237 via EDGAR on August 28, 2008, accession number 0001193125-08-186876).

(16)	Form of Consent Agreement between Registrant and Citibank, N.A. (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-07-216958).

(17)	Contractual Fee Waiver Agreement between Registrant and Spears Abacus Advisors LLC regarding The Beehive Fund (Exhibit incorporated by reference as Exhibit (h) (21) in post effective amendment No. 238 via Edgar on August 29, 2008, accession number 0001193125-08-187881).

(18)	Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory, Inc. regarding the Brown Advisory Funds (Exhibit incorporated by reference as Exhibit (h)(22) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258)

(19)	Contractual Expense Limitation Agreement between Registrant and Absolute Investments Advisers LLC (Exhibit incorporated by reference as Exhibit (h)(23) in post-effective amendment No. 241 via EDGAR on October 1, 2008, accession number 0001193125-08-204655).

(20)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment No. 244 via EDGAR on December 17, 2008 accession number 0001193125-08-855185).

(21)	Expense Limitation Agreement between Registrant and Grisanti Brown & Partners LLC is filed herewith as Exhibit (h)(21).

(i)	Opinion and consent of Counsel is filed herewith as Exhibit (i).

(j)	Consent of Independent Auditor is filed herewith as Exhibit (j).

(k)	None.

(l)	Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m) (1)	Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Flexible Value Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, Grisanti Brown Value Fund, Liberty Street Horizon Fund, Merk Asian Currency Fund, The BeeHive Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-07-216958).

(2)	Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, Grisanti Brown Value Fund, Brown Advisory Flexible Value Fund, Liberty Street Horizon Fund, Merk Asian Currency Fund, The BeeHive Fund as amended October 3, 2008 to include the Brown Advisory Small-Cap Fundamental Value Fund (Exhibit incorporated by reference as filed as Exhibit (m)(2) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

(n) (1)	Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

(2)	Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

(3)	Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(4)	Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(5)	[Reserved]

(6)	Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

(7)	Rule 18f-3 Plan adopted by Registrant for Flag Investors—Equity Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

(8)	Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (n)(8) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

(9)	Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(10)	Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(11) in post-effective amendment No. 226 via EDGAR on January 28, 2008, accession number 0001193125-08-013520).

(p) (1)	Code of Ethics adopted by Registrant as amended December 12, 2008 (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 244 via EDGAR on December 17, 2008, accession number 0001193125-08-255185).

(2)	Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

(3)	Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(4)	Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

(5)	Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

(6)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

(7)	Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

(8)	Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

(9)	Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

(10)	Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p) (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

(11)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

(12)	Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

(13)	Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(14)	Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(15)	Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(16)	Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(17)	Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(18)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

(19)	Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(20)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(21)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(22)	Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(23)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(24)	Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(25)	Code of Ethics adopted by Dover Investment Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

(26)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

(27)	Code of Ethics adopted by Grisanti Brown & Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

(28)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

(29)	Code of Ethics of Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322).

(30)	Code of Ethics of Liberty Street Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322).

(31)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

(32)	Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

(33)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as Exhibit (p)(35) in post-effective amendment No. 236 via EDGAR on July 30, 2008, accession number 0001193125-08-160483).

(34)	Code of Ethics adopted by Green Eagle Capital LLC (Exhibit is incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

(35)	Code of Ethics adopted by Kingstown Capital Partners LLC (Exhibit is incorporated by reference as Exhibit (p)(37) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

(36)	Code of Ethics adopted by Madden Asset Management (Exhibit is incorporated by reference as Exhibit (p)(38) in post-effective amendment No. 241 via Edgar on October 1, 2008, accession number 0001193125-08-204655).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits(A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 25.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)	Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President	AH Lisanti

John Adams	Chairman	AH Lisanti, Canaccord Adams Inc.

Kevin Dunn	Director	AH Lisanti, Canaccord Adams Inc.

(b)	Austin Investment Management, Inc.

The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

Name	Title	Business Connection
Peter A. Vlachos	Founder & President	Austin Investment Management, Inc.

David E. Rappa	Managing Director	Austin Investment Management, Inc.

Zoe A. Vlachos	Managing Director	Austin Investment Management, Inc.

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James J. Auxier	Chief Executive Officer	Auxier

Lillian Walker	Chief Compliance Officer	Auxier

(d)	Brown Investment Advisory Incorporated

The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael D. Hankin	President & Director	Brown; ABIM

	Director and Chief Executive Officer, Trustee	Brown Investment Advisory and Trust Company

	Director, President and Chief Executive Officer	Brown Advisory Holdings, Incorporated

David M. Churchill	Treasurer & Director	Brown; ABIM

	Treasurer and Chief Financial Officer	Brown Investment Advisory and Trust Company

	Treasurer and Chief Financial Officer	Brown Advisory Holdings, Incorporated

Patrick J. Ventura	Chief Compliance Officer	Brown; ABIM

(e)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent

Sutherland C. Ellwood	Vice President	D.F. Dent

Thomas F. O’Neil	Vice President and Secretary	D.F. Dent

Linda W. McCleary	Vice President	D.F. Dent

(f)	Golden Capital Management, LLC

The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg Golden	Principal, President & CEO	Golden Capital Management

Jeff C. Moser	Principal, Managing Director	Golden Capital Management

Jonathan Cangalosi	Managing Director	Golden Capital Management

Lynette Alexander	Managing Director & CCO	Golden Capital Management

Robi Elnekave	Managing Director	Golden Capital Management

(g)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Treasurer, Chief Compliance Officer	H.M. Payson & Co.

Thomas M. Pierce	Managing Director	H.M. Payson & Co.

Peter E. Robbins	Managing Director, Chief Investment Officer	H.M. Payson & Co.

John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.

Teresa M. Esposito	Managing Director, Chief Operations Officer	H.M. Payson & Co.

John C. Knox	Managing Director	H.M. Payson & Co.

Michael R. Currie	Managing Director, President	H.M. Payson & Co.

William N. Weickert	Managing Director, Director of Research	H.M. Payson & Co.

(h)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King

John R. Servis	Director Owner, Commercial Real Estate	King John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024

Pat H. Swanson	Chief Compliance Officer	King

Jane D. Lightfoot	Secretary/Treasurer	King

(i)	Munder Capital Management

The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature. The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James S.Adams	Chief Executive Officer and Chief Investment Officer	Munder

Peter K. Hoglund	Managing Director and Chief Administrative Officer	Munder

Anne K. Kennedy	Managing Director	Munder

Peter G. Root	Managing Director and Chief Investment Officer	Munder

Stephen J. Shenkenberg	Managing Director, General Counsel, Chief Compliance Officer and Secretary	Munder

Sharon E. Fayolle	Managing Director	Munder

Beth A. Obear	Managing Director	Munder

James V. Fitzgerald	Managing Director	Munder

Tony Y. Dong	Managing Director	Munder

Munder Capital Holdings, LLC	General Partner	Munder

Munder Capital Holdings II, LLC	General Partner	Munder

(j)	Polaris Capital Management, Inc.

The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris

Edward E. Wendell, Jr.	Treasurer President	Polaris Boston Investor Services, Inc.

(k)	Grisanti Brown & Partners, LLC

The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Vance C. Brown	Principal	Spears, Grisanti & Brown

Christopher C. Grisanti	Principal	Spears, Grisanti & Brown

(l)	Windowpane Advisors, LLC

The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Stolper	Managing Member	Windowpane

Barbara Ann Malone	Managing Member	Windowpane

(m)	Hellman, Jordan Management Co., Inc.

The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gerald R. Jordan, Jr.	Chairman	Hellman

Gerald Reid Jordan	President	Hellman

Name	Title	Business Connection
Nicholas Gleysteen	Senior Vice President	Hellman

Susan G. Lynch	Vice President	Hellman

Luke Murphy	Vice President	Hellman

Ethan T. Brown	Vice President	Hellman

(n)	GMB Capital Management, LLC

The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is 99 Florence St. Bldg 50-2A, Newton, MA 02467 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Gabriel R. Bitran	Managing Member,	GMB

(o)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Principal	Absolute

Brian D. Hlidek	Principal	Absolute

James P. Compson	Principal	Absolute

Christian E. Aymond	Principal	Absolute

Alexander H. Petro	Principal	Absolute

Christopher A. Ward	Principal	Absolute

Fort Hill Capital Management	Direct Owner	Absolute

(p)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner; Member of Aronson+ Johnson+ Ortiz, LLC	Aronson; Member of Aronson+Johnson+Ortiz, LLC

Martha E. Ortiz	Principal; Limited Partner	Aronson

Kevin M. Johnson	Principal; Limited Partner	Aronson

Paul E. Dodge	Principal; Limited Partner	Aronson

Stefani Cranston	Principal; Limited Partner	Aronson

Gina Maria N. Moore	Principal; Limited Partner	Aronson

Stuart P. Kaye	Principal; Limited Partner	Aronson

Name	Title	Business Connection
Gregory J. Rogers	Principal; Limited Partner	Aronson

Aronson+Johnson+Ortiz, LLC	General Partner	Aronson

Joseph F. Dietrick	Chief Compliance Officer; Chief Legal Officer	Aronson

Douglas D. Dixon	Principal; Limited Partner	Aronson

R. Brian Wenzinger	Principal; Limited Partner	Aronson

(q)	Bernzott Capital Advisors

The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Kevin Bernzott	Chairman; CEO;	Bernzott

Peter F. Banks	President; Chief Investment Officer	Bernzott

Dale A. Eucker	Director	Bernzott

Scott T. Larson	Director	Bernzott

Priscilla A. Simon	Chief Financial Officer	Bernzott

Denelle Rutherford	Director	Bernzott

Thomas A. Derse	Director	Bernzott

Madeline Rhods	Director	Bernzott

Bernzott Capital Advisors Profit Sharing Plan	Shareholder	Bernzott

Hans Walsh	Director; Vice President; Chief Operating Officer; Chief Compliance Officer	Bernzott

Marilyn Bernzott	Owner	Bernzott

(r)	Contravisory Research & Management Corp.

The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
George E. Noonan, Jr.	Chairman	Contravisory

William M. Noonan	President & Chief Executive Officer	Contravisory

Philip A. Noonan	Chief Operating Officer	Contravisory

(s)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon

Steven Bregman	Director; President & Chief Operations Officer	Horizon

Mark Wszolek	Chief Compliance Officer	Horizon

Name	Title	Business Connection
Peter Doyle	Director; Vice President;	Horizon

Thomas C. Ewing	Director	Horizon

Andrew M. Fishman	Chief Compliance Officer;General Counsel & Secretary	Horizon

John Meditz	Vice Chairman; Director	Horizon

Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(t)	Kinetics Asset Management, Inc.

The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bruce P. Abel	Director; Secretary	Kinetics

Lawrence P. Doyle	Chairman	Kinetics

Peter Doyle	President; CEO; Director; Chief Investment Strategist	Kinetics

Andrew M. Fishman	Chief Compliance Officer & Assistant Secretary	Kinetics

Leonid Polyakov	Director; CFO	Kinetics

James G. Doyle	Of Counsel	Kinetics

Jay Kesslen	General Counsel	Kinetics

Frank Costa	Shareholder	Kinetics

Kinetics Voting Trust	Trust is Shareholder	Kinetics

Susan C. Conway	Shareholder	Kinetics

Karen & Larry Doyle Irrevocable Trust	Shareholder	Kinetics

Karen Doyle Trust	Shareholder	Kinetics

Lawrence Doyle Trust	Shareholder	Kinetics

(u)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer;	MetWest

David B. Lippman	Chief Executive Officer	MetWest

Laird R. Landmann	President	MetWest

Scott B. Dubchansky	Managing Director	MetWest

Bryan Whalen	Managing Director	MetWest

Mitchell Flack	Managing Director	MetWest

Stephen M. Kane	Generalist Portfolio Manager	MetWest

Joseph D. Hattesohl	Chief Financial Officer	MetWest

Anthony C. Scibelli	Director of Marketing	MetWest

Patrick A. Moore	Director of Client Service	MetWest

Keith T. Kirk	Chief Compliance Officer	MetWest

George Ristic	Chief Technology Officer	MetWest

Cal Rivelle	Chief Operating Officer	MetWest

MWAM Holdings, LLC	Member	MetWest

(v)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI

Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI

George M. Douglas	Vice President; Chief Investment Officer	SSI

Syed F. Mehdi	CCO; Vice President Human Resources	SSI

(w)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN

James D. Drake	Controller; Chief Compliance Officer	TWIN

Christopher Erfort	Senior Vice President, Portfolio Management	TWIN

James Hough	Senior Vice President, Quantitative Systems	TWIN

(x)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman

Ronald W. Ball	Senior Vice President	Yacktman

Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman

Jason Subotky	Vice President	Yacktman

Russell Wilkins	Vice President	Yacktman

Kent Arnett	Vice President & Chief Compliance Officer

(y)	Kovitz Investment Group, LLC.

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz

Jonathan A. Shapiro	Chief Financial Officer	Kovitz

Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz

Bruce A. Weininger	Vice President	Kovitz

Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz

Edward W. Edens	Director-Client Services	Kovitz

Richard P. Salerno	Director-Fixed Income	Kovitz

(z)	Mohican Financial Management, LLC.

The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican

Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(aa)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk

Kimberly Schuster	Chief Compliance Officer	Merk

	Chief Financial Officer (until 2007)	Falcon Research, Inc. Feshbach Investments, LLC Main Office: 33 N. Garden Ave., Ste. 770 Clearwater, FL 33755 CFO Office: 2762 Bayshore Parkway #1001, Mountain View, CA 94043

(bb)	Dover Investment Management LLC

The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard M. Fuscone	Chairman	Dover

Douglas R. Cliggott	Chief Investment Officer	Dover

Kathryn P. Beller	Chief Compliance Officer	Dover

(cc)	Liberty Street Advisors, LLC

The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
James Celico	Chief Financial Officer	Liberty Street

Raymond Hill	Chairman	Liberty Street

Timothy Reick	CEO and Chief Compliance Officer	Liberty Street

(dd)	Spears Abacus Advisors, LLC

The following chart reflects the directors and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer;
	Principal Financial Officer Managing Partner	Spears Abacus; Spears, Grisanti & Brown, 2001-2006

Robert M. Raich	President President	Spears Abacus Abacus & Associates

Frank A. Weil	Partner Chairman	Spears Abacus Abacus & Associates

(ee)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)

	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(ff)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC

Scott Madden	COO	Madden Asset Management, LLC

(gg)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP

Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(hh)	Cardinal Capital Management, LLC

The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Amy K. Minella	Managing Partner	Cardinal

Eugene Fox	Managing Director	Cardinal

Robert B. Kirkpatrick	Managing Director	Cardinal

Thomas J. Spelman	Managing Director/Chief Financial Officer/Chief Compliance Officer	Cardinal

ITEM 27.	PRINCIPAL UNDERWRITERS

(a)	Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	Monarch Funds
American Beacon Mileage Funds	PMC Funds, Series of the
American Beacon Select Funds	Trust for Professional
Bridgeway Funds, Inc.	Managers
Central Park Group Multi-Event Fund	Sound Shore Fund, Inc.
Century Capital Management Trust	Wintergreen Fund, Inc.
Direxion Shares ETF Trust	The CNL Funds
Forum Funds	Nomura Partners Funds, Inc.
Henderson Global Funds	Revenue Shares ETF Trust
Hirtle Callahan Trust	NETS Trust
Ironwood Series Trust	SPA ETF Trust

(b)	The following are officers of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Position with Underwriter	Position with Registrant
Mark S. Redman	President	None

Nanette K. Chern	Chief Compliance Officer, Vice President	Anti-Money Laundering Compliance Officer

Richard J. Berthy	Vice President & Treasurer	None

Mark A. Fairbanks	Deputy Chief Compliance Officer, Vice President	None

Jennifer E. Hoopes	Secretary	None

(c)	Not Applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio, 43219 and at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 26 hereof.

ITEM 29.	MANAGEMENT SERVICES

Not Applicable.

ITEM 30.	UNDERTAKINGS

None.

21

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485 (b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on January 28, 2009.

FORUM FUNDS

By:	/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on January 28, 2009.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c) A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(h)(21)	Expense Limitation Agreement between Registrant and Grisanti Brown & Partners LLC is filed herewith.

(i)	Opinion and consent of Counsel is filed herewith.

(j)	Consent of Independent Auditor is filed herewith.